UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts 02142
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 18, 2004, the Registrant and Elan Corporation, plc publicly disseminated a joint press release announcing that they intend to submit to the U.S. Food and Drug Administration an application for approval of ANTEGREN® (natalizumab) as a treatment for multiple sclerosis in mid-year 2004. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 The Registrant’s Press Release dated February 18, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
(Registrant)

Date: February 19, 2004	/s/ Anne Marie Cook

Anne Marie Cook
Vice President, Chief Corporate Counsel

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	The Registrant’s Press Release dated February 18, 2004.

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